EXHIBIT 99.2: Pro Forma Financial Information.

Following this introduction is the following pro forma financial information with respect to QuantumSphere, Inc., a Nevada corporation formerly known as Way Cool Imports, Inc. (the “Registrant”), and QuantumSphere, Inc., a California corporation (“QSI”):

•	Pro Forma Combined Balance Sheet as of December 31, 2013;

•	Pro Forma Combined Statement of Operations for the Year ended December 31, 2013;

•	Pro Forma Combined Balance Sheet as of December 31, 2012; and

•	Pro Forma Combined Statement of Operations for the Year ended December 31, 2012,

With respect to such pro forma financial information, on April 22, 2014, the Registrant consummated the Merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into QSI, with QSI surviving as a wholly-owned subsidiary of the Registrant. In the Merger, all of the outstanding shares of QSI capital stock were converted into the right to receive an aggregate of 17,177,066 shares of the Registrant’s common stock, representing approximately 80.4% of the outstanding shares of the Registrant’s common stock following the Merger.

The following unaudited pro forma combined balance sheets as of December 31, 2013 and 2012, and pro forma combined statements of operations for the years ended December 31, 2013 and 2012 reflect the combination of the Registrant and QSI, and the issuance of shares of the Registrant’s common stock to QSI shareholders. The unaudited pro forma combined balance sheet has been derived from audited consolidated historical financial statements of both the Registrant and QSI. The financial statements of the Registrant as of December 31, 2013 and 2012 are contained in its Annual Reports on Form 10-K filed with the Securities and Exchange Commission on March 5, 2014 and March 21, 2013, respectively. The financial statements of QSI as of December 31, 2013 and 2012 are incorporated elsewhere in this Current Report on Form 8-K. The unaudited pro forma condensed combined balance sheets as of December 31, 2013 and 2012 were prepared as if the Merger had occurred on those dates, and the pro forma combined statements of operations for the years ended December 31, 2013 and 2012 were prepared as if the Merger had occurred on January 1, 2013 and 2012, respectively.

Although from a legal perspective, the Registrant acquired QSI in the Merger, from an accounting perspective, the Merger is viewed as a reverse acquisition where QSI acquired the assets of the Registrant. The transaction is equivalent to the issuance of common stock by QSI for the net assets of the Registrant. The equity section of the pro forma combined balance sheets reflects the total outstanding shares of the Registrant’s common stock for the new merged entity. The Merger is viewed as a reverse acquisition because QSI’s shareholders now own approximately 80.4% of the outstanding shares of the Registrant after the transaction, QSI’s directors and officers now serve as the Registrant’s directors and officers, and the operations of QSI will be the ongoing business of the Registrant. Management does not intend to continue the operations previously conducted by the Registrant.

In the opinion of management of the Registrant and QSI, all adjustments necessary to present fairly the pro forma combined balance sheet have been made based on the terms and structure of the transaction.

The unaudited pro forma combined balance sheets and statements of operations are not necessarily indicative of what actual results would have been had the Merger or issuance of the Registrant’s common stock to QSI shareholders occurred at the beginning of the applicable period nor do they purport to indicate the results of future operations of the Registrant and QSI. The unaudited pro forma combined balance sheets and statements of operations should be read in conjunction with the accompanying notes and historical financial statements and notes to the financial statements of the Registrant and QSI.

EXHIBIT 99.2-1

Pro Forma Combined Balance Sheet as of December 31, 2013

	Registrant	QSI	Pro-Forma Adjustments		JE #	Combined
ASSETS
Current Assets
Cash and cash equivalents	$3,865	$375,235	$			$379,100
Accounts receivable	—	18,819				18,819
Prepaid expenses and other current assets	—	29,887				29,887
Total current assets	3,865	423,941				427,806

Property and Equipment, net	—	128,316				128,316
Patents, net		109,554				109,554
Other Assets	—	8,761				8,761

Total assets	$3,865	$670,572		$—		$674,437
LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable and accrued expenses	$33,473	$1,022,742		$(281,333)	1	$774,882
Note payable	10,300	—				10,300
Note payable – related party	30,000	—				30,000
Convertible notes payable – net of discounts	—	2,667,500		(2,667,500)	1	—
Total current liabilities	73,773	3,690,242		(2,948,833)		815,182

Deferred compensation	48,000	—				48,000
Note payable	15,575	—				15,575

Total liabilities	137,348	3,690,242		(2,948,833)		878,757

Stockholders’ Deficit
Convertible preferred stock, no par value, 500,000 shares authorized, 440,000 shares issued, no shares outstanding	—	—				—

Preferred stock, $0.001 par value. 10,000,000 shares authorized, no shares issued, no shares outstanding	—	—				—

Common stock, $0.001 par value, 500,000,000 shares authorized, 54,120,000 and 68,199,757 issued and outstanding pre-merger and post-merger, respectively	54,120	—		14,082	2	68,202

Common stock, no par value, 50,000,000 shares authorized, 11,054,059 and none issued and outstanding pre-merger and post-merger, respectively	—	21,496,878		(21,496,878)	1, 2	—

Additional paid-in capital	261,030	9,607,472		23,982,996	2	33,851,498

Accumulated deficit	(448,633)	(34,124,020)		448,633	2	(34,124,020)

Total stockholders’ deficit	(133,483)	(3,019,670)		2,948,833		(204,320)

Total liabilities and stockholders’ deficit	$3,865	$670,572		$—		$674,437

EXHIBIT 99.2-2

Notes to Pro-Forma Combined Balance Sheet (Unaudited) December 31, 2013

1.       To record the conversion of convertible notes and related accrued interest to 3,025,698 shares of common stock.

2.       To present the capital structure of the legal parent.

Pro Forma Combined Statement of Operations for the Year Ended December 31, 2013

	Registrant		QSI		Pro- Forma Adjust- ments		JE #	Combined

Net sales		$—		$244,061	$				$244,061

Cost of sales		—		278,581					278,581

Gross profit (loss)		$—		$(34,520)		$—			$(34,520)

Operating expenses	$		$		$			$
Research and development		—		716,140					716,140
Selling, marketing and advertising		—		28,569					28,569
General and administrative		51,576		1,349,984					1,401,560
Total operating expenses		51,576		2,094,693					2,146,269

Loss from operations before other income (expense)		(51,576)		(2,129,213)					(2,180,789)

Other income (expense)
Interest expense - net		(3,495)		(266,371)					(269,866)
Interest expense – amortization of note discounts		—		(303,379)					(303,379)
Gain on disposal of assets		—		10,000					10,000

Total other income (expense)		(3,495)		(559,750)					(563,245)
Loss before provision for income taxes		(55,071)		(2,688,963)					(2,744,034)
Provision for income taxes		—		800					800
Net loss		$(55,071)		$(2,689,763)	$				$(2,744,834)

EXHIBIT 99.2-3

Pro Forma Combined Balance Sheet as of December 31, 2012

	Registrant	QSI	Pro-Forma Adjustments		JE #	Combined
ASSETS
Current Assets
Cash and cash equivalents	$78	$44,862	$			$44,940
Accounts receivable	—	9,035				9,035
Prepaid expenses and other current assets	787	12,899				13,686
Total current assets	865	66,796				67,661

Property and Equipment, net	—	77,725				77,725
Patents, net	—	95,973				95,973
Other Assets	—	8,761				8,761

Total assets	$865	$249,255		$—		$250,120
LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable and accrued expenses	$19,677	$1,096,977		$(49,837)	1	$1,066,817
Deferred revenue	—	24,000				24,000
Note payable	1,200	—				1,200
Note payable – related party	30,000	—				30,000
Convertible notes payable – net of discounts	—	851,397		(851,397)	1	—
Total current liabilities	50,877	1,972,374		(901,234)		1,122,017

Deferred compensation	36,000	—				36,000
Note payable	23,400	—				23,400

Total liabilities	110,277	1,972,374		(901,234)		1,181,417

Stockholders’ Deficit
Convertible preferred stock, no par value, 500,000 shares authorized, 440,000 shares issued, no shares outstanding	—	—				—

Preferred stock, $0.001 par value. 10,000,000 shares authorized, no shares issued, no shares outstanding	—	—				—

Common stock, $0.001 par value, 500,000,000 shares authorized, 53,500,000 and 65,856,436 issued and outstanding pre-merger and post-merger, respectively	53,500	—		12,372	2	65,872

Common stock, no par value, 50,000,000 shares authorized, 11,054,059 and none issued and outstanding pre-merger and post-merger, respectively		21,496,878		(21,496,878)	1, 2	—

Additional paid-in capital	230,650	8,214,260		22,033,281	2	30,478,191

Accumulated deficit	(393,562)	(31,434,257)		352,459	1, 2	(31,475,360)

Total stockholders’ deficit	(109,412)	(1,723,119)		901,234		(931,297)

Total liabilities and stockholders’ deficit	$865	$249,255		$—		$250,120

EXHIBIT 99.2-4

Notes to Pro-Forma Combined Balance Sheet (Unaudited) December 31, 2012

1.         To record the conversion of convertible notes and related accrued interest to 1,302,377 shares of common stock.

2.         To present the capital structure of the legal parent.

Pro Forma Combined Statement of Operations for the Year Ended December 31, 2012

	Registrant		QSI		Pro-Forma Adjust- ments		JE #	Combined

Net sales		$—		$193,525		$			$193,525

Cost of sales		—		297,082					297,082

Gross profit (loss)		$—		$(103,557)		$—			$(103,557)

Operating expenses	$		$		$			$
Research and development		—		495,224					495,224
Selling, marketing and advertising		—		53,096					53,096
General and administrative		40,902		1,445,584					1,486,486
Total operating expenses		40,902		1,993,904					2,034,806

Loss from operations before other income (expense)		(40,902)		(2,097,461)					(2,138,363)

Other income (expense)
Interest expense - net		(2,174)		(50,532)					(52,706)
Interest expense – amortization of note discounts		—		(164,934)		(41,103)	1		(206,037)
Impairment of assets		—		(7,497)					(7,497)
Gain on disposal of assets		—		31,554					31,554

Total other income (expense)		(2,174)		(191,409)		(41,103)			(234,686)
Loss before provision for income taxes		(43,076)		(2,288,870)		(41,103)			(2,373,049)
Provision for income taxes		—		800					800
Net loss		$(43,076)		$(2,289,670)		$(41,103)			$(2,373,849)

EXHIBIT 99.2-5